                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer and director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer, Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ David B. Dillon                                             October 30, 1998
---------------------------------------------------------
Name: David B. Dillon
Title:  President, Chief Operating Officer
      and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Reuben V. Anderson                                          October 29, 1998
---------------------------------------------------------
Name: Reuben V. Anderson
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ John L. Clendenin                                           October 29, 1998
---------------------------------------------------------
Name: John L. Clendenin
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ John T. LaMacchia                                           October 29, 1998
---------------------------------------------------------
Name: John T. LaMacchia
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Edward M. Liddy                                             October 29, 1998
---------------------------------------------------------
Name: Edward M. Liddy
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ John D. Ong                                                 October 29, 1998
---------------------------------------------------------
Name: John D. Ong
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Katherine D. Ortega                                         October 30, 1998
---------------------------------------------------------
Name: Katherine D. Ortega
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Clyde R. Moore                                              October 29, 1998
---------------------------------------------------------
Name: Clyde R. Moore
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ T. Ballard Morton, Jr.                                      October 29, 1998
---------------------------------------------------------
Name: T. Ballard Morton, Jr.
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Thomas H. O'Leary                                           November 5, 1998
---------------------------------------------------------
Name: Thomas H. O'Leary
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ Martha Romayne Seger                                        October 29, 1998
---------------------------------------------------------
Name: Martha Romayne Seger
Title:  Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned director of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-4 or other appropriate form, of shares of the Common Stock of the Company and related Preferred Share Purchase Rights with respect to the Agreement and Plan of Merger, dated as of October 18, 1998, among the Company, Jobsite Holdings, Inc., and Fred Meyer,
Inc.: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

/s/ James D. Woods                                              October 29, 1998
---------------------------------------------------------
Name: James D. Woods
Title:  Director